                             THE VANTAGEPOINT FUNDS

       Supplement dated July 17, 2002 to the Prospectus dated May 1, 2002

This supplement provides new and additional information beyond that which is contained in the Prospectus and should be read together with the Prospectus.

At a meeting held on July 16, 2002, the Board of Directors of The Vantagepoint Funds (the "Funds") approved changes that apply to certain funds. In summary, the following subadviser changes were made:

GROWTH FUND
Peregrine Capital Management, Inc. was selected as a subadviser for the Fund and the subadvisory agreements with Atlanta Capital Management Company, L.L.C. and TCW Investment Management Company were terminated.

AGGRESSIVE OPPORTUNITIES FUND
Wellington Management Company, LLP and Southeastern Asset Management, Inc. were selected as subadvisers for the Fund and the subadvisory agreements with TCW Investment Management Company and MFS Institutional Advisors, Inc. were terminated.

The Fund will continue to invest in both U.S. and foreign securities. However, Wellington Management Company, LLP and Southeastern Asset Management, Inc. are expected to manage their portions of the Fund's portfolio with a global focus, and may invest a higher percentage of Fund assets in foreign securities than has been the case in the past. Foreign securities present additional risks to investors. Please see below for additional information relating to these risks.

The Funds' Directors also approved certain non-fundamental policies relating to the Equity Income Fund and Model Portfolio All-Equity Growth Fund. Please see below for further details.

The prospectus has been amended as follows:

THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE FOUND UNDER THE SECTION ENTITLED "EQUITY INCOME FUND -PRINCIPAL INVESTMENT STRATEGY" ON PAGE 4.


PRINCIPAL INVESTMENT STRATEGY- To invest, under normal circumstances, at least 80% of its assets in equity securities.

THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE FOUND UNDER THE SECTION ENTITLED "AGGRESSIVE OPPORTUNITIES FUND -PRINCIPAL INVESTMENT STRATEGY" ON PAGE 7.


PRINCIPAL INVESTMENT STRATEGY-To invest, under normal circumstances, primarily in common stocks of small- to medium-capitalization U.S. and foreign companies that offer the opportunity for higher capital appreciation.

THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE FOUND UNDER THE SECTION ENTITLED "MODEL PORTFOLIO ALL-EQUITY GROWTH FUND-PRINCIPAL INVESTMENT STRATEGY" ON PAGE 20.


PRINCIPAL INVESTMENT STRATEGY- To invest, under normal circumstances, 100% of its assets in stock funds whose assets are invested, under normal circumstances, at least 80% in equity securities. Currently investments will be made in the:

                  Equity Income Fund                          15%
                  Growth & Income Fund                        20%
                  Growth Fund                                 25%
                  Aggressive Opportunities Fund               20%
                  International Fund                          20%

THE FOLLOWING SENTENCE SHOULD BE READ AS THE LAST SENTENCE OF THE FIRST PARAGRAPH IN THE SECTION ENTITLED "INVESTMENT OBJECTIVES, INVESTMENT POLICIES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS - EQUITY INCOME FUND - INVESTMENT STRATEGY" FOUND ON PAGE 28.

The Equity Income Fund will invest, under normal circumstances, at least 80% of its assets in equity securities.

THE FOLLOWING INFORMATION SUPPLEMENTS THAT FOUND UNDER THE SECTION ENTITLED "INVESTMENT OBJECTIVES, INVESTMENT POLICIES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS - GROWTH FUND - INVESTMENT SUBADVISERS" FOUND ON PAGE 30.

All references to Atlanta Capital Management Company, L.L.C. and TCW Investment Management Company are deleted and the following information has been added:

Peregrine Capital Management, Inc. ("Peregrine"), Minneapolis, Minnesota, seeks to invest in high quality, long-term growth companies that have quality fundamental characteristics and below-average debt that can produce long-term earnings growth and that offer the potential for superior returns on capital. John S. Dale, CFA, and Gary E. Nussbaum, CFA, serve as portfolio managers. Mr. Dale has been with Peregrine since 1987 and Mr. Nussbaum has been with Peregrine since 1990.


THE FOLLOWING INFORMATION REPLACES THAT FOUND UNDER THE SECTION ENTITLED "INVESTMENT OBJECTIVES, INVESTMENT POLICIES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS - AGGRESSIVE OPPORTUNITIES FUND" FOUND ON PAGE 30.

GENERAL DESCRIPTION AND GOALS - The Aggressive Opportunities Fund seeks high long-term capital appreciation without emphasis on current income. The Fund invests, under normal circumstances, primarily in common stocks of small- to medium- capitalization U.S. and foreign companies.

INVESTMENT STRATEGY - The Aggressive Opportunities Fund invests in common stocks of companies that the subadvisers believe have unique prospects for capital appreciation. The Fund's investments may include debt instruments, preferred stock, foreign stocks and bonds, convertible securities and derivatives. The subadvisers also may seek to hedge against foreign currency risks.

The Fund incorporates several complementary portfolio management approaches. Each subadviser's specific strategy is described below.

INVESTMENT RISKS - The Fund is subject to all of the general risks of investing in the stock market. The Fund also is exposed to the added market volatility for small- and medium-capitalization stocks as compared to that of larger-capitalization stocks, and to the additional risks of investing in foreign securities. These risks include loss due to political, legal, regulatory, trading practices, availability of information, limited markets and operational uncertainty, as well currency conversion factors. These risks can be greater in emerging markets.

INVESTMENT SUBADVISERS - The Fund is managed by multiple subadvisers:

Roxbury Capital Management, LLC ("Roxbury"), Santa Monica, California, seeks to invest in high quality growth companies that trade at reasonable prices relative to their growth prospects. The portfolio is diversified and consists largely of mid-capitalization stocks. Roxbury's investment team is lead by Alfred J. Lockwood. Mr. Lockwood began his investment career in 1992 when he joined Roxbury.

Southeastern Asset Mangement, Inc. ("Southeastern"), Memphis, Tennessee, seeks to invest in financially strong, well-managed companies regardless of sector or country, that can be purchased at prices significantly below their current values. O. Mason Hawkins, CFA, and G. Staley Cates, CFA, head an investment team that manages the portfolio. Mr. Hawkins began his investment career in 1972 and joined Southeastern as co-founder in 1975. Mr. Cates began his investment career in 1986 when he joined Southeastern. Andrew McDermott is a member of the team that manages this portfolio. Mr. McDermott joined Southeastern in 1998. Prior to joining Southeastern, Mr. McDermott was with JP Morgan from 1994 to 1998.

Wellington Management Company, LLP ("Wellington"), Boston, Massachusetts, seeks to invest in smaller U.S. and non-U.S. companies which may provide superior return opportunities. This means that such companies may be under-researched and undiscovered. Edward L. Makin and Jamie A. Rome, CFA, serve as portfolio managers. Mr. Makin has been with Wellington since 1994 and has more than 15 years of investment experience. Mr. Rome has been with Wellington since 1994 and also has more than 15 years of investment experience.

All references to TCW Investment Management Company and MFS Institutional Advisors, Inc. are deleted.

THE FOLLOWING SENTENCE REPLACES THE SECOND SENTENCE IN THE SECTION ENTITLED "INVESTMENT OBJECTIVES, INVESTMENT POLICIES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS - MODEL PORTFOLIO ALL-EQUITY GROWTH FUND - INVESTMENT STRATEGY" FOUND ON PAGE 35.

The Model Portfolio All-Equity Growth Fund has a 100% allocation, under normal circumstances, to underlying Funds that invest, under normal circumstances, at least 80% of their assets in equity securities.

THE FOLLOWING SHOULD BE READ IN CONJUNCTION WITH THE DISCUSSION ON FOREIGN SECURITIES INVESTING FOUND ON PAGE 36 IN THE SECTION ENTITLED "RISKS OF INVESTING IN THE FUNDS -STOCK MARKET RISK"

The International Fund, Growth Fund, Aggressive Opportunities Fund and Overseas Equity Index Fund may use currency forward contracts for currency management. These Funds may attempt to "hedge" their exposure to potentially unfavorable currency changes. One means of doing this is through the use of "forward" contracts to exchange one currency for another on some future date at a specified rate. The Funds will engage in these transactions to protect their foreign securities from adverse currency movements relative to the U.S. dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce a fund's total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                             THE VANTAGEPOINT FUNDS

Supplement dated July 17, 2002 to the Statement of Additional Information dated May 1, 2002

This supplement provides new and additional information beyond that which is contained in the Statement of Additional Information and should be read together with the Statement of Additional Information.

The section entitled "FUND POLICIES AND INVESTMENT LIMITATIONS" is amended to include the following non-fundamental policies:

Each Index Fund will provide shareholders with at least 60 days' prior notice of any change to the Index Fund's non-fundamental policy to invest, under normal circumstances, at least 90% of the value of its net assets in an appropriate Master Portfolio. The US Government Securities Fund, Equity Income Fund and Model Portfolio All-Equity Growth Fund will also provide shareholders with at least 60 days' prior notice of any change to their non-fundamental policies to invest, under normal circumstances, at least 80% of the US Government Securities Fund's assets in U.S. Government Securities, 80% of the Equity Income Fund's net assets in equity securities and 100% of the Model Portfolio All-Equity Growth Fund's net assets in stock funds that in turn invest at least 80% of their assets, under normal circumstances, in equity securities. The notice will be provided in plain English in a separate written document, containing the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will be either on the notice itself or the envelope.

The section entitled "SUBADVISERS" on page 15 is amended to add the following information:

Peregrine Capital Management, Inc., 800 LaSalle Street, Suite 1850, Minneapolis, Minnesota 55402 serves as a subadviser to the Growth Fund. The firm is 100% owned by Wells Fargo Bank Minnesota, N.A. which in turn, is 100% owned by Wells Fargo & Company.

Southeastern Asset Management, Inc. and Wellington Management Company, LLP are now subadvisers to the Aggressive Opportunities Fund.

References to Atlanta Capital Management Company, L.L.C., MFS Institutional Advisors, Inc. and TCW Investment Management Company are deleted.

The following fee information is added to page 18 for the Growth and Aggressive Opportunities Funds:

Growth Fund:
Peregrine Capital Management, Inc.

                                            First $25 million    0.60%
                                            Next  $25 million    0.48%
                                            Over  $50 million    0.40%


Aggressive Opportunities Fund:

Wellington Management Company, LLP

                                            First $100 million   0.75%
                                            Over  $100 million   0.65%
Southeastern Asset Management, Inc.

                                            First $100 million   0.875%
                                            Over  $100 million   0.750%


                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE